CALGENE TECHNOLOGY CORPORATION
                               TENTH AMENDMENT TO
                     SECURED REVOLVING CREDIT AGREEMENT AND
                         SECURED REVOLVING CREDIT NOTE


Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

         Reference is hereby made to that certain Secured Revolving Credit Agreement dated as of April 26, 1990, as emended (the "Credit Agreement"), originally among the undersigned, CALGENE TECHNOLOGY CORPORATION (formerly known as Calgene, Inc.), a Delaware corporation (the "Company"), Harris Trust and Savings Bank (the "Bank") and Caisse Nationale de Credit Agricole, acting through its Grand Cayman Branch ("Credit Agricole") and Harris Trust and Savings Bank as agent thereunder (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Bank has extended a revolving credit facility to the Company on the terms and conditions set forth in the Credit Agreement. Credit Agricole has assigned to Harris, and Harris has assumed all of Credit Agricole's rights and obligations under the Credit Agreement. The Company and Harris now wish to extend the termination date of the Credit Agreement to December 31, 1996, and amend certain terms of the Credit Agreement, all in the manner and on the terms and conditions set forth in this Amendment.

SECTION 1.     AMENDMENTS.

     Upon satisfaction of all conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

     Section 1.1. The Termination Date of the Credit Agreement shall be extended to December 31, 1996.

     Section 1.2. Section 1.1(a) of the Credit Agreement shall be amended by replacing the date "September 30, 1996" appearing therein with the date "December 31, 1996".

     Section 1.3. Section 7.10 of the Credit Agreement shall be amended by replacing the figure "1.2" appearing therein with the figure "1.0".

     Section 1.4. Section 7.11 of the Credit Agreement shall be amended by replacing the figure "$10,000,000" with the figure "$3,000,000".

     Section 1.5. Section 8.1(1) of the Credit Agreement shall be amended to read as follows:

                  "(1) no later than December 15, 1996, the Company shall have failed to deliver to the Agent copies, certified by the secretary or assistant secretary of the Company, of resolutions of the Company's board of directors ratifying the execution and delivery by the Company of the Tenth Amendment Secured Revolving Credit Agreement and Secured Revolving Credit Note dated as of September ___, 1996 (the "Tenth Amendment"), a Certificate of the Secretary or Assistant Secretary of the Company as to the incumbency and signatures of the authorized officers of the Company, and an option of counsel to the Company and its Subsidiaries in form and substance satisfactory to the Bank."

     Section 1.6 Exhibit A to the Credit Agreement and the Revolving Note of the Company payable to the order of Harris Trust and Savings Bank (the "Note") shall each be amended by deleting the date "September 30, 1996" appearing twice in the first paragraph therein and inserting in lieu thereof the date "December 31, 1996".

     Section 1.7. Harris Trust and Savings Bank shall type the following legend on its Note:

                  "This Note has been amended pursuant to the terms of a Tenth Amendment to Secured Revolving Credit Agreement and Secured
                  Revolving Credit Note dated as of September 30, 1996, including an extension of the maturity date hereof, to which reference is hereby made for a statement of terms thereof."

SECTION 2.     CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     Section 2.1. The Company the Bank shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

     Section 2.2 Each of the representations and warranties set forth in Section 5 of the Credit Agreement shall be true and correct.

     Section 2.3. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

     Section  2.4.  All legal  matters  incident to the  execution  and delivery
hereof  and  the  instruments  and  documents   contemplated   hereby  shall  be
satisfactory to the Bank.

3.       REPRESENTATIONS.

     In order to induce the Bank to execute and deliver this Amendment, the Company hereby represents to the Bank that as of the date hereof, each of the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.2 shall be deemed to refer to the most recent financial statements of the Company delivered to the Bank) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4.       MISCELLANEOUS.

     Section 4.1. The Company has heretofore executed and delivered to the Agent that certain Security Agreement Re: Inventory and Receivables and various separate Pledge and Security Agreements, each dated as of April 26, 1990 (the "Security Documents") and the Company hereby agrees that notwithstanding the execution and delivery of this Amendment, the Security Documents shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations or the Company thereunder and any liens and security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged thereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     Section 4.2. The Company agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Bank.

     Section 4.3. Except as specifically amended herein the Credit Agreement and the Note shall continue in full force and effect in accordance with their original terms. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Note, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Note, any reference to the Credit Agreement or Note being sufficient to refer to the Credit Agreement as amended hereby.

     Section 4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes by deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Dated as of September 30, 1996.

                                            CALGENE TECHNOLOGY CORPORATION



                                            By  /s/ Mike Motroni
                                            Its Vice President




         Accepted as of the date last written above.

                                            HARRIS TRUST AND SAVINGS BANK



                                            By /s/ Erica Kuhlmann
                                            Its Vice President



                              GUARANTOR'S CONSENT


     The undersigned, Calgene, Inc., a Delaware corporation, has heretofore executed and delivered to the Bank a Guaranty Agreement dated march 28, 1996 (the "Guaranty") and hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned's obligations thereunder remain in full force and effect and, without limiting the foregoing, acknowledges and agrees that all indebtedness, obligations and liabilities of the Company under the Credit Agreement as amended as set forth above constitutes indebtedness which is guarantied by the undersigned under its Guaranty. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

                                            CALGENE, INC.



                                            By  /s/ Mike Motroni
                                            Its Vice President